UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2008

CAPITAL ONE FUNDING, LLC

ON BEHALF OF THE

CAPITAL ONE MASTER TRUST

(Issuing Entity in respect of the COMT Collateral Certificate)

AND THE

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

(Issuing Entity in respect of the Notes)

(Exact name of registrant as specified in its charter)

Virginia	333-142033, 333-142033-01, 333-142033-02	54-2058720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

140 East Shore Drive Room 1071-B Glen Allen, Virginia	23059
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (804) 290-6959

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-22 under the Exchange Act (17 CFR 240.14a-22)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations.

Item 1.01.	Entry into a Material Definitive Agreement.

On March 1, 2008, Capital One Bank, a Virginia banking corporation (“Capital One Bank”), was converted into and became Capital One Bank (USA), National Association, a national banking association (the “Bank”). By operation of law on March 1, 2008, the assets and rights of Capital One Bank became vested in the Bank, and the Bank assumed all of the liabilities and obligations of Capital One Bank.

In addition, on March 1, 2008:

•

the Bank executed the First Amendment to the Amended and Restated Limited Liability Company Agreement of Capital One Funding, LLC (the “LLC Agreement Amendment”), which amended the Amended and Restated Limited Liability Company Agreement of Capital One Funding, LLC (the “Previous LLC Agreement”), dated as of July 31, 2002;

•

the Bank and Capital One Funding, LLC (“Funding”) executed the First Amendment to the Amended and Restated Receivables Purchase Agreement (the “RPA Amendment”), which amended the Amended and Restated Receivables Purchase Agreement (the “Previous RPA”), dated as of July 1, 2007;

•

the Bank, as Servicer (the “Servicer”), Funding, as Transferor (the “Transferor”), and The Bank of New York, as Trustee (the “Master Trust Trustee”) executed the First Amendment to the Amended and Restated Pooling and Servicing Agreement (the “PSA Amendment”), which amended the Amended and Restated Pooling and Servicing Agreement (the “Previous PSA”), dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007;

•

the Servicer, the Transferor and the Master Trust Trustee executed the First Amendment to the Series 1998-1 Supplement to the Pooling and Servicing Agreement (the “Series 1998-1 Supplement Amendment”), which amended the Series 1998-1 Supplement to the Pooling and Servicing Agreement (the “Previous Series 1998-1 Supplement”), dated as of April 1, 1998;

•

the Servicer, the Transferor and the Master Trust Trustee executed the First Amendment to the Series 2001-6 Supplement to the Pooling and Servicing Agreement (the “Series 2001-6 Supplement Amendment”), which amended the Series 2001-6 Supplement to the Pooling and Servicing Agreement (the “Previous Series 2001-6 Supplement”), dated as of September 12, 2001;

•

the Servicer, the Transferor and the Master Trust Trustee executed the First Amendment to the Series 2002-1 Supplement to the Pooling and Servicing Agreement (the “Series 2002-1 Supplement Amendment”), which amended the Series 2002-1 Supplement to the

Pooling and Servicing Agreement (the “Previous Series 2002-1 Supplement”), dated as of January 18, 2002;

•

the Servicer, the Transferor and the Master Trust Trustee executed the First Amendment to the Series 2002-CC Supplement to the Pooling and Servicing Agreement (the “Series 2002-CC Supplement Amendment”), which amended the Series 2002-CC Supplement to the Pooling and Servicing Agreement (the “Previous Series 2002-CC Supplement”), dated as of October 9, 2002;

•

Capital One Multi-asset Execution Trust, as Issuer (the “Issuer”), and The Bank of New York, as Indenture Trustee (the “Indenture Trustee”) executed the First Amendment to the Indenture (the “Indenture Amendment”), which amended the Indenture (the “Previous Indenture”), dated as of October 9, 2002;

•

the Issuer and the Indenture Trustee executed the First Amendment to the Asset Pool Supplement to the Indenture (the “Asset Pool Supplement Amendment”), which amended the Asset Pool Supplement to the Indenture (the “Previous Asset Pool Supplement”), dated as of October 9, 2002;

•

the Issuer and the Indenture Trustee executed the First Amendment to the Card Series Indenture Supplement to the Asset Pool Supplement to the Indenture (the “Indenture Supplement Amendment”), which amended the Card Series Indenture Supplement to the Asset Pool Supplement to the Indenture (the “Previous Indenture Supplement”), dated as of October 9, 2002; and

•

the Issuer, the Transferor, the Bank, as Administrator and the Indenture Trustee executed the First Amendment to the Transfer and Administration Agreement (the “Transfer and Administration Agreement Amendment” and, together with the LLC Agreement Amendment, the RPA Amendment, the PSA Amendment, the Series 1998-1 Supplement Amendment, the Series 2002-1 Supplement Amendment, the Series 2001-6 Supplement Amendment, the Series 2002-CC Supplement Amendment, the Indenture Amendment, the Asset Pool Supplement Amendment and the Indenture Supplement Amendment, collectively, the “Amendments” and each, an “Amendment”), which amended the Transfer and Administration Agreement (the “Previous Transfer and Administration Agreement” and, together with the Previous LLC Agreement, the Previous RPA, the Previous PSA, the Previous Series 1998-1 Supplement, the Previous Series 2002-1 Supplement, the Previous Series 2001-6 Supplement, the Previous Series 2002-CC Supplement, the Previous Indenture, the Previous Asset Pool Supplement and the Previous Indenture Supplement, collectively, the “Previous Agreements” and each, a “Previous Agreement”), dated as of October 9, 2002.

All conditions precedent to the execution of each Amendment has been satisfied and the Amendments are filed as Exhibit 3.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, Exhibit 4.6, Exhibit 4.7, Exhibit 4.8, Exhibit 4.9 and Exhibit 4.10 to this current report on Form 8-K.

The Amendments amend the Previous Agreements by, among other things (i) removing references to “Capital One Bank” and replacing them with references to “Capital One Bank (USA), National Association”, (ii) updating certain representations and warranties to reflect that the Bank is a national banking association and not a Virginia banking corporation and (iii) revising the notice information for the Bank.

Section 8 – Other Events.

Item 8.01.	Other Events.

Prior to March 1, 2008, the sponsor of Capital One Multi-asset Execution Trust and the servicer and originator of assets included in Capital One Master Trust was Capital One Bank. As described above in Item 1.01 of this current report on Form 8-K, on March 1, 2008, (i) Capital One Bank, a Virginia banking corporation, was converted into and became Capital One Bank (USA), National Association, a national banking association, and, by operation of law, the assets and rights of Capital One Bank became vested in Capital One Bank (USA), National Association and Capital One Bank (USA), National Association assumed all of the liabilities and obligations of Capital One Bank and (ii) the Previous Agreements were amended by the Amendments to, among other things, reflect such conversion, vesting and assumption. As such, as of March 1, 2008, the sponsor of Capital One Multi-asset Execution Trust and the servicer and originator of assets included in Capital One Master Trust is Capital One Bank (USA), National Association.

Section 9 – Financial Statements and Exhibits.

Item 9.01 (d).	Exhibits.

The following are filed as an Exhibit to this Report.

3.1	First Amendment, dated as of March 1, 2008, to the Amended and Restated Limited Liability Company Agreement of Capital One Funding, LLC, dated as of July 31, 2002, by Capital One Bank (USA), National Association.

4.1	First Amendment, dated as of March 1, 2008, to the Amended and Restated Receivables Purchase Agreement, dated as of July 1, 2007, between Capital One Bank (USA), National Association and Capital One Funding, LLC.

4.2	First Amendment, dated as of March 1, 2008, to the Amended and Restated Pooling and Servicing Agreement, dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007, among Capital One Bank (USA), National Association, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee.

4.3	First Amendment, dated as of March 1, 2008, to the Series 1998-1 Supplement to the Pooling and Servicing Agreement, dated as of April 1, 1998, among Capital One Bank (USA), National Association, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee.

4.4	First Amendment, dated as of March 1, 2008, to the Series 2001-6 Supplement to the Pooling and Servicing Agreement, dated as of September 12, 2001, among Capital One Bank (USA), National Association, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee.

4.5	First Amendment, dated as of March 1, 2008, to the Series 2002-1 Supplement to the Pooling and Servicing Agreement, dated as of January 18, 2002, among Capital One Bank (USA), National Association, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee.

4.6	First Amendment, dated as of March 1, 2008, to the Series 2002-CC Supplement to the Pooling and Servicing Agreement, dated as of October 9, 2002, among Capital One Bank (USA), National Association, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee.

4.7	First Amendment, dated as of March 1, 2008, to the Indenture, dated as of October 9, 2002, between Capital One Multi-asset Execution Trust, as Issuer and The Bank of New York, as Indenture Trustee.

4.8	First Amendment, dated as of March 1, 2008, to the Asset Pool Supplement to the Indenture, dated as of October 9, 2002, between Capital One Multi-asset Execution Trust, as Issuer and The Bank of New York, as Indenture Trustee.

4.9	First Amendment, dated as of March 1, 2008, to the Card Series Indenture Supplement to the Asset Pool Supplement to the Indenture, dated as of October 9, 2002, between Capital One Multi-asset Execution Trust, as Issuer and The Bank of New York, as Indenture Trustee.

4.10	First Amendment, dated as of March 1, 2008, to the Transfer and Administration Agreement, dated as of October 9, 2002, among Capital One Multi-asset Execution Trust, as Issuer, Capital One Funding, LLC, as Transferor, Capital One Bank (USA), National Association, as Administrator and The Bank of New York, as Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FUNDING, LLC Acting solely in its capacity as depositor of Capital One Master Trust and Capital One Multi-asset Execution Trust

	By:	/s/ Robert Stradtman
	Name:	Robert Stradtman
	Title:	Assistant Vice President

March 1, 2008

EXHIBIT INDEX

Exhibit	Description
Exhibit 3.1	First Amendment, dated as of March 1, 2008, to the Amended and Restated Limited Liability Company Agreement of Capital One Funding, LLC, dated as of July 31, 2002, by Capital One Bank (USA), National Association.

Exhibit 4.1	First Amendment, dated as of March 1, 2008, to the Amended and Restated Receivables Purchase Agreement, dated as of July 1, 2007, between Capital One Bank (USA), National Association and Capital One Funding, LLC.

Exhibit 4.2	First Amendment, dated as of March 1, 2008, to the Amended and Restated Pooling and Servicing Agreement, dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006 and July 1, 2007, among Capital One Bank (USA), National Association, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee.

Exhibit 4.3	First Amendment, dated as of March 1, 2008, to the Series 1998-1 Supplement to the Pooling and Servicing Agreement, dated as of April 1, 1998, among Capital One Bank (USA), National Association, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee.

Exhibit 4.4	First Amendment, dated as of March 1, 2008, to the Series 2001-6 Supplement to the Pooling and Servicing Agreement, dated as of September 12, 2001, among Capital One Bank (USA), National Association, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee.

Exhibit 4.5	First Amendment, dated as of March 1, 2008, to the Series 2002-1 Supplement to the Pooling and Servicing Agreement, dated as of January 18, 2002, among Capital One Bank (USA), National Association, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee.

Exhibit 4.6	First Amendment, dated as of March 1, 2008, to the Series 2002-CC Supplement to the Pooling and Servicing Agreement, dated as of October 9, 2002, among Capital One Bank (USA), National Association, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee.

Exhibit 4.7	First Amendment, dated as of March 1, 2008, to the Indenture, dated as of October 9, 2002, between Capital One Multi-asset Execution Trust, as Issuer and The Bank of New York, as Indenture Trustee.

Exhibit 4.8	First Amendment, dated as of March 1, 2008, to the Asset Pool Supplement to the Indenture, dated as of October 9, 2002, between Capital One Multi-asset Execution Trust, as Issuer and The Bank of New York, as Indenture Trustee.

Exhibit 4.9	First Amendment, dated as of March 1, 2008, to the Card Series Indenture Supplement to the Asset Pool Supplement to the Indenture, dated as of October 9, 2002, between Capital One Multi-asset Execution Trust, as Issuer and The Bank of New York, as Indenture Trustee.

Exhibit 4.10	First Amendment, dated as of March 1, 2008, to the Transfer and Administration Agreement, dated as of October 9, 2002, among Capital One Multi-asset Execution Trust, as Issuer, Capital One Funding, LLC, as Transferor, Capital One Bank (USA), National Association, as Administrator and The Bank of New York, as Indenture Trustee.